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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 August 11, 2000
                        (Date of Earliest Event Reported)


  AIRPLANES LIMITED                                    AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


  Jersey, Channel Islands                              Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

  33-99970-01                                          13-3521640
  (Commission File                                     (IRS Employer
  Number)                                              Identification No.)


  Airplanes Limited                                    Airplanes U.S. Trust
  22 Grenville Street                                  1100 North Market Street
  St. Helier                                           Rodney Square North
  Jersey, JE4 8PX                                      Wilmington, Delaware
  Channel Islands                                      19890-0001
  (011 44 1534 609 000)                                (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)


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Item 5.  Other Events

     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated August 11, 2000, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                      AIRPLANES LIMITED


Date: August 11, 2000                                 /s/ Roy M. Dantzic*
                                                      --------------------
                                                      Director and Officer


Date: August 11, 2000                                 AIRPLANES U.S. TRUST


                                                      /s/ Roy M . Dantzic*
                                                      --------------------
                                                      Controlling Trustee
                                                             and Officer


                                                      *By: /s/ Michael Walsh
                                                          ------------------
                                                           Attorney-in-Fact



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                                  EXHIBIT INDEX


    Exhibit A   -   Report to Certificateholders
    Exhibit B   -   Power of Attorney for Airplanes Limited
    Exhibit C   -   Power of Attorney for Airplanes U.S. Trust










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